UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549



                                     FORM 8-K


                                  CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 12, 2004



                          JACK HENRY & ASSOCIATES, INC.
              ------------------------------------------------------
              (Exact name of Registrant as specified in its Charter)




          Delaware                     0-14112                 43-1128385
 ----------------------------  ------------------------   -------------------
 (State or Other Jurisdiction  (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification No.)


                663 Highway 60, P.O. Box 807, Monett, MO 65708
              --------------------------------------------------
              (Address of principal executive offices)(zip code)


     Registrant's telephone number, including area code:   (417) 235-6652

 Item 5.   Other Events.

      On April 12, 2004, Jack Henry & Associates, Inc. ("Jack Henry") issued a press release (a copy of which is attached to this report) announcing the acquisition of e-ClassicSystems, Inc.


 Item 7.   Financial Statements and Exhibits.

      (c)  Exhibits

           99.1 Press release dated April 12, 2004.



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          Date: April 13, 2004
                          JACK HENRY & ASSOCIATES, INC.
                          (Registrant)

                          By: /s/ Kevin D. Williams
                          -------------------------
                          Kevin D. Williams
                          Chief Financial Officer